IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

BLACKROCK FUNDS III

iShares Russell 1000 Large-Cap Index Fund

(the “Fund”)

Supplement dated November 20, 2025 to the Summary Prospectuses, the

Prospectuses, and the Statement of Additional Information (the “SAI”) of the Fund,

each dated April 30, 2025, as amended or supplemented to date

The Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended, in approximately the same proportion as its underlying index, the Russell 1000® Index (the “Underlying Index”), is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Underlying Index.

Accordingly, the following changes are effective immediately:

The following is added at the end of the section of the Summary Prospectuses entitled “Key Facts About iShares Russell 1000 Large-Cap Index Fund — Principal Investment Strategies of the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About iShares Russell 1000 Large-Cap Index Fund — Principal Investment Strategies of the Fund”:

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

The following is added to the section of the Summary Prospectuses entitled “Key Facts About iShares Russell 1000 Large-Cap Index Fund — Principal Risks of Investing in the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About iShares Russell 1000 Large-Cap Index Fund — Principal Risks of Investing in the Fund”:

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Non-Diversification Risk — To the extent the Fund is non-diversified, the Fund may invest a large percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s net asset value.

The following is added at the end of the section entitled “Details About the Funds — How each Fund Invests — Large-Cap Index Fund — Principal Investment Strategies” of the Prospectuses:

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

The following is added to the section entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds” of the Prospectuses:

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Non-Diversification Risk (Large Cap Index Fund) — A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than they would on the performance of a diversified Fund, and a non-diversified Fund’s net asset value (“NAV”) may be more volatile.

The following is added to the end of the fourth paragraph of the section entitled “I. Investment Objectives and Policies” of the SAI:

However, Large-Cap Index Fund intends to be diversified in approximately the same proportion as its Underlying Index (as defined in the Fund’s Prospectus). While Large-Cap Index Fund is currently classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the Investment Company Act, solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of and such a change will not require shareholder approval.

Shareholders should retain this Supplement for future reference.

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